Exhibit 99.1

FOR IMMEDIATE RELEASE

CAMBRIDGE CAPITAL ACQUISITION CORPORATION. ESTABLISHES DATE OF MARCH 31, 2015 FOR SPECIAL MEETING OF STOCKHOLDERS TO APPROVE BUSINESS COMBINATION WITH PARAKOU TANKERS, INC.

West Palm Beach, FL and Singapore – February 26, 2015 – Cambridge Capital Acquisition Corporation (NASDAQ:CAMB, CAMBU and CAMBW) (“Cambridge”) today announced the date for the Special Meeting of Stockholders (“Special Meeting”) to approve, among other things, the proposed business combination between Cambridge and privately-held Parakou Tankers, Inc. (“Parakou”).

Stockholders of record at the close of business on March 4, 2015 are entitled to receive notice of the Special Meeting and to vote the shares of common stock of Cambridge owned by them at the Special Meeting. The Special Meeting is to be held on March 31, 2015 at 10:00 A.M. EST in the offices of DLA Piper LLP (US), 200 Biscayne Boulevard, Suite 2500, Miami, Florida 33131-5341.

Stockholders who hold their shares in “street name,” which means the shares are held of record by a broker, bank or nominee, should contact their broker, bank or nominee to ensure that votes related to the shares beneficially owned by such stockholders are properly counted. In this regard, holders must provide the broker, bank or nominee with instructions on how to vote the shares or, if such a stockholder wishes to attend the meeting and vote in person, obtain a proxy from the broker, bank or nominee.

Additionally, Cambridge advises holders of its securities to move these securities into accounts that do not permit the lending of securities, so called cash accounts or segregated accounts, and out of accounts that permit the lending of securities, such as margin accounts. These steps are designed to ensure that votes related to common stock beneficially owned by stockholders are properly counted. Beneficial owners of common stock that have been lent out (either with or without the beneficial owners’ knowledge) are not permitted to vote those shares.

Parakou Tankers, Inc. Overview

Parakou is a fully integrated industrial shipping company engaged in the seaborne transportation of liquid petroleum products that owns and operates a fleet of modern medium range, or MR, product tankers. As of the date of this press release, Parakou’s fleet consists of eight 51,000 deadweight ton MR product tankers, which were transferred in July 2014 from Parakou (International) Limited, a Hong-Kong based shipping firm founded in 1985. Parakou was incorporated under the laws of the Marshall Islands in January 2014 and is headquartered in Singapore.

About Cambridge Capital Acquisition Corporation

Cambridge Capital Acquisition Corporation is a blank check company formed in order to effect a merger, capital stock exchange, asset acquisition or other similar business combination with one or more businesses or entities. Cambridge was incorporated under the laws of Delaware on October 1, 2013.

On December 23, 2013, Cambridge closed its initial public offering of 7,000,000 units, with each unit consisting of one share of its common stock and one warrant to acquire one share of its common stock upon consummation of an initial business combination. On December 30, 2013, Cambridge consummated the sale of an additional 1,050,000 units which were subject to an over-allotment option granted to the underwriters of its initial public offering. The units from the initial public offering (including the over-allotment option) were sold at an offering price of $10.00 per unit, generating total gross proceeds of $80,500,000. Simultaneously with the consummation of the initial public offering and the exercise of the underwriters’ over-allotment option, Cambridge consummated the private sale of 472,125 units to its initial stockholders and EarlyBirdCapital, Inc. (“EBC”) and its designees, in each case at $10.00 per unit for an aggregate purchase price of $4,721,250. The net proceeds from the initial public offering, together with the net proceeds from the private sale of units, or a total of $81,305,000, was deposited into the trust account and the remaining proceeds became available to be used as working capital to provide for business, legal and accounting due diligence on prospective business combinations and continuing general and administrative expenses. The initial public offering was conducted pursuant to a registration statement on Form S-1 (Reg. No. 333-191868) that became effective on December 17, 2013. As of September 30, 2014, there was approximately $81,330,820 held in the trust account.

Additional Information and Where to Find It

The proposed business combination will be submitted to the stockholders of Cambridge for their consideration. In connection with the proposed business combination, Cambridge and Cambridge Holdco, Inc., Cambridge’s wholly-owned subsidiary (“Holdco”) will prepare a definitive registration statement on Form S-4 that includes a proxy statement/prospectus for the stockholders of Cambridge to be filed with the Securities and Exchange Commission (“SEC”) and mailed to the stockholders of Cambridge. Cambridge urges investors, stockholders and other interested persons to read the definitive proxy statement/prospectus, as well as other documents filed with the SEC, because these documents contain important information. Such persons can also read Cambridge’s final prospectus, dated December 17, 2013, and Cambridge’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, for a description of the security holdings of the Cambridge officers and directors and of EBC and their respective interests as security holders in the successful consummation of the transactions described herein. Cambridge’s definitive proxy statement/prospectus included in Holdco’s registration statement will be mailed to stockholders of Cambridge as of the record date for voting on the transactions described in this press release. Stockholders will also be able to obtain a copy of such documents, without charge, by directing a request to: Cambridge Capital Acquisition Corporation, 525 South Flagler Drive, Suite 201, West Palm Beach, Florida 33701. These documents and Cambridge’s IPO final prospectus and Annual Report on Form 10-K can also be obtained, without charge, at the Securities and Exchange Commission’s web site (http://www.sec.gov).

Participants in Solicitation

Cambridge and its directors and executive officers and EBC may be deemed to be participants in the solicitation of proxies for the special meeting of Cambridge stockholders to be held to approve the business combination described in this press release. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of Cambridge in connection with the proposed business combination is set forth in Amendment No. 1 to the Registration Statement of Holdco and the proxy statement of Cambridge, each filed with the SEC on January 29, 2015. You can also find information about Cambridge’s executive officers and directors in its Annual Report on Form 10-K, which was filed with the SEC on March 28, 2014. You can obtain free copies of these documents from Cambridge using the contact information above.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Cambridge, Holdco or Parakou, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Safe Harbor Language

This press release includes “forward-looking statements” within the meaning of U.S. federal securities laws. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results and, consequently, you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements and factors that may cause such differences include, without limitation, Cambridge’s and Parakou’s expectations with respect to future performance, growth and anticipated acquisitions; the anticipated financial impact of the Business combination; ability to recognize the anticipated benefits of the Business combination; costs related to the proposed Business combination; the satisfaction of the closing conditions to the Business combination; the timing of the completion of the Business combination; volatility in charter rates and profitability; demand for shipping of refined petroleum products; global economic conditions; changes in fuel prices; geopolitical events and regulatory changes; damages to vessels; acts of piracy, political instability, terrorist or other attacks, war or international hostilities; loss of key personnel; delays in deliveries of any newbuild product tankers; difficulty managing planned growth properly; seasonal and exchange rate fluctuations; access to additional financing; changes in tax laws; weather and natural disasters; changing interpretations of generally accepted accounting principles; inquiries and investigations and related litigation; continued compliance with government regulations; and other risks and uncertainties indicated from time to time in filings with the SEC by Cambridge or Holdco. The foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in Cambridge’s most recent filings with the SEC and will be contained in the proxy statement/prospectus to be filed by Holdco. All subsequent written and oral forward-looking statements concerning Cambridge,

Holdco and Parakou, the transactions described herein or other matters and attributable to Cambridge, Holdco and Parakou or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither Cambridge, Holdco nor Parakou undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.

Contact

Ramon Suazo

Partner

Cambridge Capital Acquisition Corporation

Tel: 561-932-1615

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